UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2016

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of Insight Enterprises, Inc. ("Insight" or the "Company") was held on May 18, 2016. At the Company’s 2016 Annual Meeting of Stockholders, the following proposals were considered:

(1) The election of five directors, whose term expired at the 2016 annual meeting, to serve until the 2017 annual meeting of stockholders or until their respective successors have been duly elected and qualified;
(2) An advisory vote to approve named executive officer compensation;
(3) The approval of the First Amendment to the Company’s Amended Insight Enterprises, Inc. 2007 Omnibus Plan (the "Plan") and reapproval of the material terms of the Plan for purposes of Section 162(m) of the Internal Revenue Code (the "Code"); and
(4) The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

The final voting results for each proposal are described below. For beneficial owners holding Insight common stock at a bank or brokerage institution, a "broker non-vote" occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Five directors were elected, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

Richard E. Allen –

For – 33,055,522, Against – 349,720, Abstentions – 18,886, Broker Non-Votes – 1,213,670

Bennett Dorrance –

For – 32,932,129, Against – 472,861, Abstentions – 19,138, Broker Non-Votes – 1,213,670

Michael M. Fisher –

For – 32,854,482, Against – 550,508, Abstentions – 19,138, Broker Non-Votes – 1,213,670

Catherine Courage –

For – 33,033,857, Against – 371,385, Abstentions – 18,886, Broker Non-Votes – 1,213,670

Bruce W. Armstrong –

For – 33,033,557, Against – 371,585, Abstentions – 18,986, Broker Non-Votes – 1,213,670

In addition, Directors Robertson C. Jones and Kenneth T. Lamneck (each of whose term expires at the 2017 annual meeting) and Directors Timothy A. Crown, Anthony A. Ibargüen and Kathleen S. Pushor (each of whose term expires at the 2018 annual meeting) continued their respective terms of office following the 2016 Annual Meeting of Stockholders.

Proposal 2

The stockholders voted, by an advisory vote, to approve the compensation of Insight’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 32,599,812, Against – 762,496, Abstentions – 61,820, Broker Non-Votes – 1,213,670

Proposal 3

The stockholders voted to approve the First Amendment to the Amended Insight Enterprises, Inc. 2007 Omnibus Plan and to reapprove the material terms of the Plan for purposes of Section 162(m) of the Code, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For – 32,275,319, Against – 1,114,693, Abstentions – 34,116, Broker Non-Votes – 1,213,670

Proposal 4

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified, and the aggregate votes cast for or against, as well as the abstentions, were as follows:

For – 34,132,045, Against – 421,445, Abstentions – 84,308

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

May 20, 2016	By:	Glynis A. Bryan

Name: Glynis A. Bryan
Title: Chief Financial Officer